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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report:                             MAY 14, 2004
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Date of earliest event reported:            MAY 14, 2004
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                             PIONEER COMPANIES, INC.
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               (Exact Name of Registrant as Specified in Charter)



         DELAWARE                       000-31230                 06-1215192
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(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


700 LOUISIANA, SUITE 4300, HOUSTON, TEXAS                            77002
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(Address of Principal Executive Offices)                           (Zip Code)



Registrant's telephone number, including area code        (713) 570-3200
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

            Exhibit number         Description
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                 99.1              Press Release of May 14, 2004

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On May 14, 2004, Pioneer Companies, Inc., a Delaware corporation (the "Company"), issued a press release announcing its results for the quarter ended March 31, 2004. Filed herewith is such press release.


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PIONEER COMPANIES, INC.


                                          By:    /s/ Kent R. Stephenson
                                              ----------------------------------
                                              Kent R. Stephenson
                                              Vice President, Secretary and
                                              General Counsel


Dated:  May 14, 2004


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                                  EXHIBIT INDEX


       Exhibit number          Description
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            99.1               Press Release of May 14, 2004